UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2008

iStar Financial Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-15371	95-6881527
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

1114 Avenue of the Americas, 39th
Floor
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.            Results of Operations and Financial Condition.

On July 18, 2008, iStar Financial Inc. (the “Company”) issued a press release announcing its preliminary financial results for the second quarter ended June 30, 2008.  The Company also held a conference call to discuss these preliminary results.  Pursuant to General Instruction F to Form 8-K, a copy of the transcript from the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

ITEM 9.01             Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Transcript of conference call held on July 18, 2008 at 9 a.m. ET.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iSTAR FINANCIAL INC.

Date: July 21, 2008	By:	/s/ Jay Sugarman
Jay Sugarman
Chairman and Chief Executive Officer

Date: July 21, 2008	By:	/s/ Catherine D. Rice
Catherine D. Rice
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of conference call held on July 18, 2008 at 9 a.m. ET.